EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63996-WS Chapter 11
Nexiq Technologies, Inc. (Debtors)	Hon. Walter Shapero

STATEMENT OF DEBTOR IN POSSESSION
UNDER BANKR. R. PRO. 9011
For the month of February 24, 2003 to March 30, 2003

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).

X	Balance Sheet

X	Profit and Loss Statement

X	Cash Receipts and Disbursements Report

X	Accounts Payable Aging Schedule

X	Taxes Payable/Insurance Schedule

X	Reconciled Bank Statement(s)

              The statements contained within have been completed on a                                CASH                  X         ACCRUAL BASIS.  I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
04/16/2003 Date

A. Mail the original to:	Mail one copy of this report to:

UNITED STATES BANKRUPTCY COURT 21ST FLOOR - COMERICA BUILDING 211 W. FORT STREET DETROIT, MICHIGAN 48226	OFFICE OF THE U. S. TRUSTEE 211 WEST FORT STREET SUITE 700 DETROIT, MICHIGAN 48226 Attn: John R. Kuhn

B.  Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63996-WS Chapter 11
Nexiq Technologies, Inc. (Debtors)	Hon. Walter Shapero

AFFIRMATIONS
UNDER BANKR. R. PRO. 9011

As Debtor in Possession, I affirm:

1.	That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2.	That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Report Requirements are current.

3.	No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. Explain below if not true.

                 I understand that any false statements may subject me to sanctions as provide for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
04/16/2003 Date

Explanations:

NEXIQ TECHNOLOGIES, INC. BALANCE SHEET AS OF MARCH 30, 2003

ASSETS
Current Assets
Checking/Savings
Cash
1125 - Cash - Fleet DIP	200,533.35
1130 - Cash - Standard Federal DIP	41,373.02

Total Cash	241,906.37

Total Checking/Savings	241,906.37
Other Current Assets
Prepaid Expenses
1305 - Prepaid Insurance	15,803.00
1340 - Prepaid Deposits	15,208.06

Total Prepaid Expenses	31,011.06

Total Other Current Assets	31,011.06

Total Current Assets	272,917.43
Fixed Assets
Fixed Assets - Basis
1605 - Furniture	0.00

Total Fixed Assets - Basis	0.00
Accumulated Depreciation
1655 - Accum Depr - Furniture	0.00

Total Accumulated Depreciation	0.00

Total Fixed Assets	0.00
Other Assets
Investments in Subsidiaries
1701 - Investment - Magnetec	1,236,886.74
1702 - Investment - Instruments	7,473,299.31
1703 - Investment - Termiflex	5,535,428.71
1704 - Investment - Micro Palm	2,145,187.33
1705 - Investment - MPSI	3,145,000.00
1706 - Investment - Oyster	1,844,643.00
1707 - Investment - Husky	446,964.00
1708 - Investment - DSI	559,215.00

Total Investment in Subsidiaries	22,426,624.09

Total Other Assets	22,426,624.09

TOTAL ASSETS	22,699,541,52

NEXIQ TECHNOLOGIES, INC. BALANCE SHEET AS OF MARCH 30, 2003

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
2105 - Accounts Payable Pre Petition	1,520,367.12
2105 - Accounts Payable Post Petition	59,376.26

Total Accts Payable	1,579,743.38

Total Accounts Payable	1,579,743.38
Other Current Liabilities
Employee Accruals
2305 - Accrued Restructuring	681,779.88

Total Employee Accruals	681,779.88
Accrued Expenses
2450 - Accrued Transition	5,871.77
2490 - Accrued Other	958,563.84

Total Accrued Expenses	964,435.61
Interest
2505 - Accrued Bank Interest	829,434.54
2510 - Accrued Convertible Note Int	2,298,395.77
2515 - Accrued Other Interest	142,547.94

Total Interest	3,270,378.25
Due To/From Subsidiaries
2705 - Due To/From MPSI	8,863,629.06
2710 - Due To/From Instruments/Mag	48,815.00
2715 - Due To/From DSI	(2,194,686.04)
2720 - Due To/From Discon't Operations	10,426,017.00

Total Due To/From Subsidiaires	17,473,775.02

Total Other Current Liabilities	22,060,368.76

Total Current Liabilities	23,640,112.14
Long Term Liabilities
Notes Payable - Long Term
2917 - Bridge Note - Sunrise	3,000,000.00
2905 - Fleet Bank - Term A	3,949,867.22
2920 - Convertible Notes - Sunrise	33,935,000.00
2925 - Convertible Notes - ANG	4,181,875.00
2930 - Convertible Notes - PIK	6,476,583.19

Total Notes Payable - Long Term	51,543,325.41

Total Long Term Liabilities	51,543,325.41

Total Liabilities	75,183,437.55
Equity
3050 - Common Stock	140,479.62
3100 - Additional Paid in Capital	41,181,837.55
3900 - *Retained Earnings	(76,664,039.47)
Net Income	(17,142,173.73)

Total Equity	(52,483,896.03)

TOTAL LIABILITIES & EQUITY	22,699,541.52

NEXIQ TECHNOLOGIES, INC. PROFIT AND LOSS STATEMENT FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003
02/24/03 to 03/30/03

Ordinary Income/Expense
Expense
8300 - Rent	3,000.00
8350 - Supplies	213.75
Consultants
8505 - Consultants - General	500.00
8520 - Consultants - Bankruptcy	17,857.50

Total Consultants	18,357.50
8674- Amortization Expense - Goodwill
8675 - GW Amortization - MPSI	1,317,571.32
8677 - GW Amortization- DSI	2,711,095.00

Total 8674 - Amortization Expense- Goodwill	4,028,666.32
8680 - Bank Charges - Monthly Fee	7.50
Legal
8716 - Legal - Bankruptcy	14,007.29

Total Legal	14,007.29
8740 - General Insurance	(10,302.00)
8995 - Miscellaneous	(118.34)

Total Expense	4,053,382.02

Net Ordinary Income	(4,053,382.02)

Ordinary Income/Expense
Other Income
9100 - Gain/(Loss) on Sale of Assets	(7,369.70)

Total Other Income	(7,369,70)
Other Expense
Taxes
9910 - State Income Taxes	58,308.00

Total Taxes	58,308.00

Total Other Expense	58,308.00

Net Other Income	(65,677.70)

Net Income	(4,119,509.72)

NEXIQ TECHNOLOGIES, INC. SUMMARY OF POST PETITION ACCOUNTS PAYABLE AGING SCHEDULE AS OF MARCH 30, 2003

NAME OF CREDITOR	0 - 30 DAYS	31-60 DAYS	61 - 90 DAYS		> 90 DAYS	BALANCE

ADP	$38.50	$—	$—	$		$38.50
Argus			2,893.87		10,208.25	13,102.12
Expanets	1,375.55					1,375.55
McLane, Graf, Raulerson, Middleton	6,535.93	2,277.30			9,730.67	18,543.90
NE Micrographics	213.75					213.75
Pepper Hamilton		1,050.90			18,241.54	19,292.44
Qwest	60.00					60.00
Linda Racette	250.00					250.00
US Bankruptcy Court	6,500.00					6,500.00

TOTALS	$14,973.73	$3,328.20	$2,893.87		$38,180.46	$59,376.26

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTER DISTRICT OF MICHIGAN NEXIQ TECHNOLOGIES, INC.

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

TAXES PAYABLE SCHEDULE POST PETITION

	Beginning Balance	Additions	Payments/ Deposits	Ending Balance

Income Tax Withheld:
Federal	$—	$—	$—	$—

State	0.00			0.00

FICA Tax Withheld	0.00			0.00

Employer's FICA Tax	0.00			0.00

Unemployment Tax:
Federal	0.00			0.00

State	0.00			0.00

Sales Use & Excise Tax	0.00			0.00

Property Taxes	0.00			0.00

Accrued Income Tax:
Federal	0.00			0.00

State	0.00			0.00

Other:	0.00			0.00

TOTALS	$—	$—	$—	$—

TAXES PAYABLE SCHEDULE

	Policy Expiration Date		Premium Paid Through Date

Workers' Compensation	12/31/02		12/31/02
General Liability	01/08/03		01/08/03
Property	01/08/03		01/08/03
Vehicle	01/08/03		01/08/03
Other (list):
Directors and Officers Liability	03/02/03		03/02/03
Technology Errors & Omissions	01/08/03		01/08/03
Crime	01/31/03		01/31/03

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

CASH RECEIPTS AND DISBURSEMENTS REPORT

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

	GENERAL ACCOUNT

	Fleet - DIP	SFB	TOTAL	PAYROLL ACCOUNT	TAX ACCOUNT

CASH ON HAND BEGINNING OF PERIOD	1,311,618.75	0.00	1,311,618.75	0.00	0.00

RECEIPTS DURING THE CURRENT PERIOD (see attached schedule)	75,893.46	137,135.99	213,029.45	0.00	0.00

Balance Available	1,387,512.21	137,135.99	213,029.45	0.00	0.00

DISBURSEMENTS DURING THE CURRENT PERIOD (see attached schedule)	(1,186,978.86)	(95,762.97)	(1,282,741.83)	0.00	0.00

CASH ON HAND END OF PERIOD	200,533.35	41,373.02	241,906.37	0.00	0.00

	*** IMPORTANT ***

Please enter the TOTAL DISBURSEMENTS from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$1,084,741.83

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

RECEIPTS LISTING

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

Bank:	Fleet Bank
Location:	111 Westminster Street, Providence, RI 02903
Account Name:	Nexiq Technologies Debtor in Possession Concentration Account
Account Number:	9429256472

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Deposits from Diversified Software Industries, Inc.	527.68
Transfer	Deposits from WPI Micro Processor Systems, Inc.	5,232.44

03/11/03	Deposits - Snap-on funding of transition agreement	60,000.00
03/11/03	Deposits - NCO collection	66.67
03/28/03	Deposits - PriceWaterhouse Coopers refund	10,000.00
03/28/03	Deposits - NCO collection	66.67

	TOTAL	$75,893.46

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

RECEIPTS LISTING

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor in Possession
Account Number:	3664000599

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from WPI Micro Processor Systems to cover checks written	95,762.97
Transfer	Account now maintained on Nexiq Technologies ledger	41,373.02

	TOTAL	$137,135.99

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Debtor in Possession Concentration Account
Account Number:		9429256472

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

03/04/03	Transfer	WPI Micro Processor Systems	Funding Checks written on Nexiq DIP account	99,000.00
03/21/03	Transfer	WPI Micro Processor Systems	Funding Checks written on Nexiq DIP account	99,000.00

03/1803	Wire	Fleet Bank	Legal Fees - Bodman Longley	56.00

03/18/03	Wire	Fleet Bank	Legal Fees - Brown, Rudnick	8,887.36
03/24/03	Wire	Fleet Bank	Legal Fees - Bodman Longley	28.00
	Wire	Fleet Bank		980,000.00
	Wire	Fleet Bank	Bank fees	7.50

			TOTAL	$1,186,978.86

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor in Possession
Account Number:		3664000599

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

02/27/03	1583	JENNIFER MONTGOMERY	CONTRACT LABOR	1,000.00
02/27/03	1584	KEVIN KELLY	CONTRACT LABOR	2,312.50
02/27/03	1585	LINDA RACETTE	CONTRACT LABOR	250.00
02/27/03	1586	PEPPER HAMILTON, LLP	85% OF JANUARY 2003	7,224.27
02/27/03	1588	U.S. BANKRUPTCY TRUSTEE	BANKRUPTCY	500.00
03/12/03	1599	JENNIFER MONTGOMERY	CONTRACT LABOR	2,800.00
03/12/03	1600	KEVIN KELLY	CONTRACT LABOR	3,250.00
03/12/03	1605	MICHIGAN DEPT OF TREASURY	BANKRUPTCY	58,308.00
03/19/03	1607	HONEY HOLBROOK	CONTRACT LABOR	1,320.00
03/19/03	1608	JENNIFER MONTGOMERY	CONTRACT LABOR	400.00
03/19/03	1609	KEVIN KELLY	CONTRACT LABOR	1,812.50
03/19/03	1610	MCLANE, GRAF, RAULERSON	LEGAL EXPENSES	13,295.70
03/19/03	1611	MICHIGAN DEPT OF CONSUMER	FILING FEES	15.00
03/28/03	1619	DIANE HALL	CONTRACT LABOR	600.00
03/28/03	1621	JENNIFER MONTGOMERY	CONTRACT LABOR	800.00
03/28/03	1622	KEVIN KELLY	CONTRACT LABOR	1,625.00
03/28/03	1623	LINDA RACETTE	CONTRACT LABOR	250.00

			TOTAL	$95,762.97

You must create a separate list for each bank account from which disbursements were made during the month.

EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63994-WS Chapter 11
WPI Micro Processor Systems, Inc. (Debtors)	Hon. Walter Shapero

STATEMENT OF DEBTOR IN POSSESSION
UNDER BANKR. R. PRO. 9011
For the month of  to February 24, 2003 to March 30, 2003

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).

X	Balance Sheet

X	Profit and Loss Statement

X	Cash Receipts and Disbursements Report

X	Accounts Payable Aging Schedule

X	Taxes Payable/Insurance Schedule

X	Reconciled Bank Statement(s)

              The statements contained within have been completed on a                                CASH                  X         ACCRUAL BASIS.  I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
04/16/2003 Date

A. Mail the original to:	Mail one copy of this report to:

UNITED STATES BANKRUPTCY COURT 21ST FLOOR - COMERICA BUILDING 211 W. FORT STREET DETROIT, MICHIGAN 48226	OFFICE OF THE U. S. TRUSTEE 211 WEST FORT STREET SUITE 700 DETROIT, MICHIGAN 48226 Attn: John R. Kuhn

B.  Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63994-WS Chapter 11
WPI Micro Processor Systems, Inc. (Debtors)	Hon. Walter Shapero

AFFIRMATIONS
UNDER BANKR. R. PRO. 9011

As Debtor in Possession, I affirm:

1.	That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2.	That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Report Requirements are current.

3.	No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. Explain below if not true.

                 I understand that any false statements may subject me to sanctions as provide for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
04/16/2003 Date

Explanations:

WPI MICRO PROCESSOR SYSTEMS, INC. BALANCE SHEET AS OF MARCH 30, 2003

ASSETS
TOTAL ASSETS	—	—

LIABILITIES & EQUITY
Liabilities
Current Liabilities
2005 Accounts Payable-Pre Petition	1,373,086.22
2000 Accounts Payable-Post Petition	7,200.00	1,380,286.22
2210 Due To/From NEXIQ Corporate	(8,863,629.06)
2240 Due To/From NEXIQ DSI	2,072,365.17	(6,791,263.89)

Accrued Sales & Use Tax	—	—
Total Current Liabilities	(5,410,977.67)	(5,410,977.67)

Total Liabilities	(5,410,977.67)	(5,410,977.67)

Equity
3000 Common Stock	3,145,000.00	3,145,000.00
3100 Retained Earnings-Prior	(851,402.28)	(851,402.28)
Net Income	3,117,379.95	3,117,379.95

Total Equity	5,410,977.67	5,410,977.67

TOTAL LIABILITIES & EQUITY	—	—

WPI MICRO PROCESSOR SYSTEMS, INC. PROFIT AND LOSS STATEMENT FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003
02/24/03 to 03/30/03

Cost of Sales
5000-05 - Direct Materials - Etechnician	1,829.55

Total Cost of Sales	1,829.55

Gross Profit	(1,829.55)

Operating Expenses
6200 - Rent	22,966.95
6300 - Medical Ins	(957.35)
6405 - Equipment Lease	(3,184.00)
6410 - Bank Fees	10.00
6565 - Postage	(21.03)

Total Operating Expenses	18,814.57

Net Profit (Loss)	(20,644.12)

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTER DISTRICT OF MICHIGAN WPI MICRO PROCESSOR SYSTEMS, INC.

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

TAXES PAYABLE SCHEDULE POST PETITION

	Beginning Balance	Additions	Payments/ Deposits	Ending Balance

Income Tax Withheld:
Federal	$—	$—	$—	$—

State	0.00	0.00	0.00	0.00

FICA Tax Withheld	0.00	0.00	0.00	0.00

Employer's FICA Tax	0.00	0.00	0.00	0.00

Unemployment Tax:
Federal	0.00			0.00

State	0.00	0.00	0.00	0.00

Sales Use & Excise Tax	0.00	0.00	0.00	0.00

Property Taxes	0.00	0.00	0.00	0.00

Accrued Income Tax:
Federal	0.00			0.00

State	0.00			0.00

Other: Local Tax	0.00	0.00	0.00	0.00

TOTALS	$—	$—	$—	$—

TAXES PAYABLE SCHEDULE

	Policy Expiration Date		Premium Paid Through Date

Workers' Compensation	12/31/02		12/31/02
General Liability	01/08/03		01/08/03
Property	01/08/03		01/08/03
Vehicle	01/08/03		01/08/03
Other (list):
Directors and Officers Liability	03/02/03		03/02/03
Technology Errors & Omissions	01/08/03		01/08/03
Crime	01/31/03		01/31/03

WPI MICRO PROCESSOR SYSTEMS, INC. SUMMARY OF POST PETITION ACCOUNTS PAYABLE AGING SCHEDULE AS OF MARCH 30, 2003

NAME OF CREDITOR	BALANCE	0 - 30 DAYS	31-60 DAYS	61-90 DAYS	> 90 DAYS

CITY OF STERLING HEIGHTS	$7,200.00	$7,200.00	$—	$—	$—

TOTALS	$7,200.00	$7,200.00	$—	$—	$—

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

CASH RECEIPTS AND DISBURSEMENTS REPORT

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

	GENERAL ACCOUNT

	Fleet - DIP	SFB	TOTAL	PAYROLL ACCOUNT	TAX ACCOUNT

CASH ON HAND BEGINNING OF PERIOD	0.00	17,985.94	17,985.94	0.00	0.00

RECEIPTS DURING THE CURRENT PERIOD (see attached schedule)	5,232.44	198,000.00	203,232.44	0.00	0.00

Balance Available	5,232.44	215,985.94	221,218.38	0.00	0.00

DISBURSEMENTS DURING THE CURRENT PERIOD (see attached schedule)	(5,232.44)	(215,985.94)	(221,218.38)	0.00	0.00

CASH ON HAND END OF PERIOD	0.00	0.00	0.00	0.00	0.00

	*** IMPORTANT ***

Please enter the TOTAL DISBURSEMENTS from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$293.15

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

RECEIPTS LISTING

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

Bank:	Fleet Bank
Location:	111 Westminster Street, Providence, RI 02903
Account Name:	Nexiq Technologies Debtor in Possession Concentration Account
Account Number:	9429256472

DATE RECEIVED	DESCRIPTION	AMOUNT

03/11/03	Refund of Blue Cross Blue Shield premium	4,108.15
03/11/03	Federal Express refund	166.94
03/28/03	Refund of Delta Dental premium	56.11
03/28/03	Refund of MCare premium	901.24

	TOTAL	$5,232,44

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

RECEIPTS LISTING

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor in Possession
Account Number:	3664000599

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from Nexiq Technologies to cover checks written	198,000.000

	TOTAL	$198,000.00

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

RECEIPTS LISTING

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor in Possession
Account Number:		5607110490

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

		None		0.00

			TOTAL	$—

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Debtor in Possession Concentration Account
Account Number:		9429256472

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

	Transfer	Nexiq Technologies	Transfer - deposit comingled with other funds	5,232.44

			TOTAL	$5,232.44

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor in Possession
Account Number:		3664000599

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

	Transfer	Diversified Software Industries	Checks written	12,266.52
	Transfer	Nexiq Technologies	Checks written	95,762.97
	Transfer	Nexiq Technologies	Account maintained on Nexiq Technologies ledger	41,373.02

02/27/03	1574	AETHER SYSTEMS, INC.	BLACKBERRIES	227.70
02/27/03	1575	AMERITECH	LOCAL CALLS	736.28
02/27/03	1576	AT&T	LONG DISTANCE CALLS	4,304.46
02/27/03	1577	ADP, INC.	PAYROLL SERVICES	513.10
02/27/03	1579	DETROIT EDISON	ELECTRIC	2,616.14
02/27/03	1580	EXPANETS FINANCIAL	PHONE LEASE	4,092.56
02/27/03	1581	EXPANETS, INC.	PHONE MAINTENANCE	890.57
02/27/03	1582	IMAGE - TEK EXHIBITS	TRADE SHOW STORAGE	150.00
02/27/03	1587	UPS CUSTOMHOUSE BROKERAGE	BROKERAGE CHARGES	113.50
03/04/03	1589	LEDDS DEVELOPMENT COMPANY	RENT AND PROPERTY TAX	22,537.53
03/12/03	1592	CINGULAR	ETECH DEVELOPMENT COMM	1,117.82
03/12/03	1594	CINTAS	UNIFORM CLEANING	180.70
03/12/03	1595	CITY OF STERLING HEIGHTS	WATER BILL	1,159.55
03/12/03	1596	EXPANETS	PHONE LEASE	3,184.00
03/12/03	1597	EXPANETS	PHONE MAINTENANCE	260.49
03/12/03	1598	FEDEX	SHIPPING	145.91
03/19/03	1606	AT&T TELECONFERENCE	TELECONFERENCE	293.15
03/24/03	1613	LEDDS DEVELOPMENT COMPANY	APRIL RENT PROP TAXES	22,537.53
03/28/03	1620	EXPANETS	PHONE MAINTENANCE	1,512.44

	Wire	Standard Federal Bank	Bank Fee	10.00

			TOTAL	$215,985.94

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor in Possession
Account Number:		5607110490

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

None

			TOTAL	$—

You must create a separate list for each bank account from which disbursements were made during the month.

EXHIBIT 99.3

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63998-WS Chapter 11
Diversified Software Industries, Inc. (Debtors)	Hon. Walter Shapero

STATEMENT OF DEBTOR IN POSSESSION
UNDER BANKR. R. PRO. 9011
For the month of February 24, 2003 to March 30, 2003

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).

X	Balance Sheet

X	Profit and Loss Statement

X	Cash Receipts and Disbursements Report

X	Accounts Payable Aging Schedule

X	Taxes Payable/Insurance Schedule

X	Reconciled Bank Statement(s)

              The statements contained within have been completed on a                                CASH                  X         ACCRUAL BASIS.  I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
04/16/2003 Date

A. Mail the original to:	Mail one copy of this report to:

UNITED STATES BANKRUPTCY COURT 21ST FLOOR - COMERICA BUILDING 211 W. FORT STREET DETROIT, MICHIGAN 48226	OFFICE OF THE U. S. TRUSTEE 211 WEST FORT STREET SUITE 700 DETROIT, MICHIGAN 48226 Attn: John R. Kuhn

B.  Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63998-WS Chapter 11
Diversified Software Industries, Inc. (Debtors)	Hon. Walter Shapero

AFFIRMATIONS
UNDER BANKR. R. PRO. 9011

As Debtor in Possession, I affirm:

1.	That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2.	That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Report Requirements are current.

3.	No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. Explain below if not true.

                 I understand that any false statements may subject me to sanctions as provide for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
04/16/2003 Date

Explanations:

DIVERSIFIED SOFTWARE INDUSTRIES, INC. BALANCE SHEET AS OF MARCH 30, 2003

ASSETS

TOTAL ASSETS	—	—

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable-Pre Petition	101,817.72	101,817.72
Due To/From NEXIQ Corporate	2,194,686.04
Due To/From NEXIQ Detroit	(2,072,365.17)	122,320.87
Accrued Payroll Other	49,311.21	49,311.21

Total Current Liabilities	273,449.80	273,449.80

Long Term Liabilities
TIF Grant	74,000.00
CEBA Grant	104,372.98	178,372.98

Total Long Term Liabilities	178,372.98	178,372.98

Total Liabilities	451,822.78	451,822.78

Equity
Owner's Equity - Opening	26,455.95
Owner's Equity - Other	2,862,799.32	2,889,255.27
Retained Earnings - DIS	(4,116,277.62)	(4,116,277.62)
Net Income	775,199.57	775,199.57

Total Equity	(451,822.78)	(451,822.78)

TOTAL LIABILITIES & EQUITY	—	—

DIVERSIFIED SOFTWARE INDUSTRIES, INC. PROFIT AND LOSS STATEMENT FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003
02/24/03 to 03/30/03

Operating Expenses
6200 - Rent	2,630.38
6422 - Payroll Processing	190.30

Total Expenses	2,820.68

Net Profit (Loss)	(2,820.68)

DIVERSIFIED SOFTWARE INDUSTRIES, INC. SUMMARY OF POST PETITION ACCOUNTS PAYABLE AGING SCHEDULE AS OF MARCH 30, 2003

NAME OF CREDITOR	0 - 30 DAYS	31-60 DAYS	61 - 90 DAYS	> 90 DAYS	BALANCE

None	$—	$—	$—	$—	$—

TOTALS	$—	$—	$—	$—	$—

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTER DISTRICT OF MICHIGAN DIVERSIFIED SOFTWARE INDUSTRIES, INC.

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

TAXES PAYABLE SCHEDULE POST PETITION

	Beginning Balance	Additions	Payments/ Deposits	Ending Balance

Income Tax Withheld:
Federal	$—	$—	$—	$—

State	0.00	0.00	0.00	0.00

FICA Tax Withheld	0.00	0.00	0.00	0.00

Employer's FICA Tax	0.00	0.00	0.00	0.00

Unemployment Tax:
Federal	0.00	0.00		81.28

State	0.00	0.00	0.00	0.00

Sales Use & Excise Tax	0.00	0.00	0.00	0.00

Property Taxes	0.00	0.00	0.00	0.00

Accrued Income Tax:
Federal	0.00			0.00

State	0.00	0.00	0.00	0.00

Other:	0.00			0.00

TOTALS	$—	$—	$—	$—

TAXES PAYABLE SCHEDULE

	Policy Expiration Date		Premium Paid Through Date

Workers' Compensation	12/31/02		12/31/02
General Liability	01/08/03		01/08/03
Property	01/08/03		01/08/02
Vehicle	01/08/03		01/08/03
Other (list):
Directors and Officers Liability	03/02/03		03/02/03
Technology Errors & Omissions	01/08/03		01/08/03
Crime	01/31/03		01/31/03

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

CASH RECEIPTS AND DISBURSEMENTS REPORT

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

	GENERAL ACCOUNT

	Fleet - DIP	SFB	TOTAL	PAYROLL ACCOUNT	TAX ACCOUNT

CASH ON HAND BEGINNING OF PERIOD	0.00	0.00	0.00	0.00	0.00

RECEIPTS DURING THE CURRENT PERIOD (see attached schedule)	527.68	12,266.52	12,794.20	0.00	0.00

Balance Available	527.68	12,266.52	12,794.20	0.00	0.00

DISBURSEMENTS DURING THE CURRENT PERIOD (see attached schedule)	(527.68)	(12,266.52)	(12,794.20)	0.00	0.00

CASH ON HAND END OF PERIOD	0.00	0.00	0.00	0.00	0.00

	*** IMPORTANT ***

Please enter the TOTAL DISBURSEMENTS from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$12,266.52

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

RECEIPTS LISTING

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

Bank:	Fleet Bank
Location:	111 Westminster Street, Providence, RI 02903
Account Name:	Nexiq Technologies Debtor in Possession Concentration Account
Account Number:	9429256472

DATE RECEIVED	DESCRIPTION	AMOUNT

03/11/03	Refund of Blue Cross Blue Shield Premium	527.68

	TOTAL	$527.68

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

RECEIPTS LISTING

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor in Possession
Account Number:	3664000599

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from WPI Micro Processor Systems to cover checks written	12,266.52

	TOTAL	$12,266.52

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Debtor in Possession Concentration Account
Account Number:		9429256472

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

	Transfer	Nexiq Technologies	Transfer - deposit comingled with other funds	527.68

			TOTAL	$527.68

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF FEBRUARY 24, 2003 TO MARCH 30, 2003

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor in Possession
Account Number:		3664000599

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

02/27/03	1578	CITY OF CORALVILLE	WATER	47.25
03/04/03	1590	VENTURE ONE LC	RENT	9,152.92
03/12/03	1591	ADP, INC.	PAYROLL SERVICES	376.18
03/12/03	1593	CINGULAR	ETECH DEVELOPMENT COMM	324.30
03/12/03	1601	LINN COUNTY REC	ELECTRIC	718.86
03/12/03	1602	MIDAMERICAN ENERGY CO.	GAS	311.63
03/12/03	1603	QWEST	T1 CONNECTION	230.14
03/12/03	1604	SPRINT	LONG DISTANCE	108.77
03/19/03	1612	SPRINT CONFERENCING SERVICES	TELECONFERENCE	48.85
03/28/03	1614	ADP, INC.	PAYROLL SERVICES	16.00
03/28/03	1615	ADP, INC.	PAYROLL SERVICES	135.80
03/28/03	1617	CINGULAR	ETECH DVELOPMENT COMM	324.30
03/28/03	1618	CITY OF CORALVILLE	WATER BILL	106.94
03/28/03	1624	SOUTH SLOPE	PHONE LOCAL	186.93
03/28/03	1625	SPRINT	LONG DISTANCE LINE	177.63

			TOTAL	$12,266.52

You must create a separate list for each bank account from which disbursements were made during the month.